PXRE Group Ltd.
Unaudited Financial Highlights
(Dollars in thousands except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2006	2005	2006	2005
Gross premiums written	$6,952	$114,617	$138,776	$542,325

Net premiums written	$(18,169)	$130,665	$53,509	$407,005

Revenues	$1,776	$157,097	$137,802	$419,821
Losses and expenses	(20,889)	(564,052)	(108,703)	(1,111,472)

(Loss) income before income taxes and convertible preferred share dividends	(19,113)	(406,955)	29,099	(691,651)
Income tax expense	(597)	(39,510)	(597)	(5,907)

Net (loss) income before convertible preferred share dividends	$(19,710)	$(446,465)	$28,502	$(697,558)

Net (loss) income per diluted common share	$(0.29)	$(8.45)	$0.37	$(21.65)

Average diluted shares outstanding (000’s)	77,156	73,555	77,072	43,517
Average diluted shares outstanding when antidilutive (000’s)	72,006	52,987	—	32,541

Financial Position:	Dec. 31, 2006		Dec. 31, 2005
Cash and investments	$1,216,392		$1,660,996
Total assets	1,401,343		2,116,047
Reserve for losses and loss expenses	603,241		1,320,126
Shareholders’ equity	496,767		465,318
Book value per common share (1)	6.41		6.01
Statutory surplus:
PXRE Reinsurance Ltd.	564,209	(2)	530,775	(3)
PXRE Reinsurance Company	137,974	(4)	126,991

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2006	2005	2006	2005
GAAP Ratios:
Loss ratio	1.8%	340.2%	14.7%	260.5%
Expense ratio	(78.2%)	17.1%	73.7%	21.9%

Combined ratio	(76.4%)	357.3%	88.4%	282.4%

Losses Incurred by Segment:
Cat & Risk Excess	$(3,847)	$532,815	$6,490	$1,004,771
Exited	3,606	187	5,953	6,752

	$(241)	$533,002	$12,443	$1,011,523

Commission and Brokerage, Net of Fee Income by Segment:
Cat & Risk Excess	$806	$17,831	$18,697	$49,256
Exited	—	(114)	186	(297)

	$806	$17,717	$18,883	$48,959

Underwriting (Loss) Income by Segment: (5)
Cat & Risk Excess	$(10,428)	$(393,453)	$59,761	$(664,445)
Exited	(3,620)	(613)	(6,558)	(7,713)

	$(14,048)	$(394,066)	$53,203	$(672,158)

6

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2006	2005	2006	2005
Underwriting (Loss) Income Reconciled to (Loss) Income Before Income Taxes and Convertible Preferred Share Dividends:
Underwriting (loss) income (5)	$(14,048)	$(394,066)	$53,203	$(672,158)
Net investment income	14,893	14,643	60,654	45,292
Net realized investment gains (losses)	172	(14,370)	(7,809)	(14,736)
Other fee income	185	—	185	—
Other reinsurance related expense	(7,124)	(936)	(17,862)	(936)
Operating expenses	(9,732)	(9,105)	(43,373)	(36,208)
Foreign exchange gains (losses)	168	494	(1,444)	1,547
Interest expense	(3,627)	(3,615)	(14,455)	(14,452)

(Loss) income before income taxes and convertible preferred share dividends	$(19,113)	$(406,955)	$29,099	$(691,651)

(1)	After considering convertible preferred shares.

(2)	Estimated and before inter-company eliminations.

(3)	Before inter-company eliminations.

(4)	Estimated.

(5)	Underwriting Income (Loss) by Segment (a GAAP financial measure): The Company’s reported underwriting results are its best measure of profitability for its individual underwriting segments and accordingly are disclosed in the footnotes to the Company’s financial statements required by SFAS 131, Disclosures about Segments of an Enterprise and Related Information. Underwriting Income (Loss) by Segment is calculated by subtracting losses and loss expenses incurred and commission and brokerage, net of fee income from net earned premiums. PXRE does not allocate net investment income, net realized investment gains (losses), other fee income, other reinsurance related expense, operating expenses, foreign exchange gains or losses, or interest expense to its respective underwriting segments.

These preliminary financial statements are unaudited and do not include footnotes that customarily accompany a complete set of financial statements; these footnotes will be furnished when the Company makes its filing on Form 10-K for the year ended December 31, 2006.

7

Exhibit 99.2

PXRE	Consolidated Balance Sheets
Group Ltd.	(Dollars in thousands, except par value per share)

	December 31,
	2006	2005

Assets
Investments:
Fixed maturities, at fair value:
Available-for-sale (amortized cost $502,307 and $1,212,299, respectively)	$502,254	$1,208,248
Trading (cost $14,794 and $28,225, respectively)	15,497	25,796
Short-term investments, at fair value	671,197	261,076
Hedge funds, at fair value (cost $11,583 and $132,690, respectively)	12,766	148,230
Other invested assets, at fair value (cost $1,717 and $2,806, respectively)	2,427	3,142

Total investments	1,204,141	1,646,492
Cash	12,251	14,504
Accrued investment income	3,830	10,809
Premiums receivable, net	93,325	217,446
Other receivables	7,321	17,000
Reinsurance recoverable on paid losses	3,324	4,223
Reinsurance recoverable on unpaid losses	35,327	107,655
Ceded unearned premiums	—	1,379
Deferred acquisition costs	8	5,487
Income tax recoverable	—	6,295
Other assets	41,816	84,757

Total assets	$1,401,343	$2,116,047

Liabilities
Losses and loss expenses	$603,241	$1,320,126
Unearned premiums	113	32,512
Subordinated debt	167,089	167,081
Reinsurance balances payable	34,649	30,244
Deposit liabilities	54,425	68,270
Income tax payable	597	—
Other liabilities	44,462	32,496

Total liabilities	904,576	1,650,729

Shareholders’ Equity
Serial convertible preferred shares, $1.00 par value, $10,000 stated value — 30 million shares authorized, 0.01 million and 0.01 million shares issued and outstanding, respectively	58,132	58,132
Common shares, $1.00 par value — 350 million shares authorized, 72.4 million and 72.3 million shares issued and outstanding, respectively	72,351	72,281
Additional paid-in capital	873,142	875,224
Accumulated other comprehensive loss	(100)	(5,468)
Accumulated deficit	(503,711)	(527,349)
Restricted shares at cost (0.4 million and 0.5 million shares, respectively)	(3,047)	(7,502)

Total shareholders’ equity	496,767	465,318

Total liabilities and shareholders’ equity	$1,401,343	$2,116,047

PXRE	Consolidated Statements of Operations and Comprehensive Operations
Group Ltd.	(Dollars in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2006	2005	2006	2005

Revenues
Net premiums earned	$(13,483)	$156,653	$84,529	$388,324
Net investment income	14,893	14,643	60,654	45,292
Net realized investment gains (losses)	172	(14,370)	(7,809)	(14,736)
Fee income	194	171	428	941

	1,776	157,097	137,802	419,821

Losses and Expenses
Losses and loss expenses incurred	(241)	533,002	12,443	1,011,523
Commission and brokerage	815	17,888	19,126	49,900
Other reinsurance related expense	7,124	936	17,862	936
Operating expenses	9,732	9,105	43,373	36,208
Foreign exchange (gains) losses	(168)	(494)	1,444	(1,547)
Interest expense	3,627	3,615	14,455	14,452

	20,889	564,052	108,703	1,111,472

(Loss) income before income taxes and convertible preferred share dividends	(19,113)	(406,955)	29,099	(691,651)
Income tax provision	597	39,510	597	5,907

Net (loss) income before convertible preferred share dividends	$(19,710)	$(446,465)	$28,502	$(697,558)

Convertible preferred share dividends	1,163	1,162	4,864	7,040

Net (loss) income to common shareholders	$(20,873)	$(447,627)	$23,638	$(704,598)

Comprehensive Operations, Net of Tax
Net (loss) income before convertible preferred share dividends	$(19,710)	$(446,465)	$28,502	$(697,558)
Net change in unrealized appreciation (depreciation) on investments	84	(4,435)	(3,929)	(12,061)
Reclassification adjustments for losses included in net (loss) income	20	11,952	7,996	12,164
Minimum additional pension liability	1,847	(716)	1,970	(716)

Comprehensive (loss) income	$(17,759)	$(439,664)	$34,539	$(698,171)

Per Share
Basic:
(Loss) income before convertible preferred share dividends	$(0.27)	$(8.43)	$0.40	$(21.43)
Convertible preferred share dividends	(0.02)	(0.02)	(0.07)	(0.22)

Net (loss) income to common shareholders	$(0.29)	$(8.45)	$0.33	$(21.65)

Average shares outstanding (000’s)	72,006	52,987	71,954	32,541

Diluted:
Net (loss) income before cumulative effect of accounting change	$(0.29)	$(8.45)	$0.37	$(21.65)
Cumulative effect of accounting change	—	—	—	—

Net (loss) income	$(0.29)	$(8.45)	$0.37	$(21.65)

Average shares outstanding (000’s)	72,006	52,987	77,072	32,541

PXRE	Consolidated Statements of Shareholders’ Equity
Group Ltd.	(Dollars in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2006	2005	2006	2005

Convertible Preferred Shares
Balance at beginning of period	$58,132	$58,132	$58,132	$163,871
Conversion of convertible preferred shares	—	—	—	(109,108)
Dividends to convertible preferred shareholders	—	—	—	3,369

Balance at end of period	$58,132	$58,132	$58,132	$58,132

Common Shares
Balance at beginning of period	$72,346	$29,395	$72,281	$20,469
Issuance of common shares, net	5	42,886	70	51,812

Balance at end of period	$72,351	$72,281	$72,351	$72,281

Additional Paid-in Capital
Balance at beginning of period	$873,009	$445,425	$875,224	$329,730
Issuance (cancellation) of common shares, net	133	429,799	(2,082)	544,430
Tax effect of stock options exercised	—	—	—	1,064

Balance at end of period	$873,142	$875,224	$873,142	$875,224

Accumulated Other Comprehensive Operations
Balance at beginning of period	$(1,382)	$(12,269)	$(5,468)	$(4,855)
Change in unrealized gains on investments	104	7,517	4,067	103
Change in minimum additional pension liability	1,847	(716)	1,970	(716)
Incremental effect of applying FAS 158	(669)	—	(669)	—

Balance at end of period	$(100)	$(5,468)	$(100)	$(5,468)

(Accumulated Deficit)/Retained Earnings
Balance at beginning of period	$(482,838)	$(71,041)	$(527,349)	$194,081
Net (loss) income before convertible preferred share dividends	(19,710)	(446,465)	28,502	(697,558)
Dividends to convertible preferred shareholders	(1,163)	(1,162)	(4,864)	(7,040)
Dividends to common shareholders	—	(8,681)	—	(16,832)

Balance at end of period	$(503,711)	$(527,349)	$(503,711)	$(527,349)

Restricted Shares
Balance at beginning of period	$(3,598)	$(9,683)	$(7,502)	$(6,741)
Cancellation (issuance) of restricted shares, net	—	1,503	2,376	(4,566)
Amortization of restricted shares	551	678	2,079	3,805

Balance at end of period	$(3,047)	$(7,502)	$(3,047)	$(7,502)

Total Shareholders’ Equity
Balance at beginning of period	$515,669	$439,959	$465,318	$696,555
Conversion of convertible preferred shares	—	—	—	(109,108)
Issuance (cancellation) of common shares, net	138	472,685	(2,012)	596,242
Restricted shares, net	551	2,181	4,455	(761)
Unrealized appreciation on investments	104	7,517	4,067	103
Minimum additional pension liability and effect of applying FAS 158	1,178	(716)	1,301	(716)
Net (loss) income before convertible preferred share dividends	(19,710)	(446,465)	28,502	(697,558)
Dividends to convertible preferred shareholders	(1,163)	(1,162)	(4,864)	(3,671)
Dividends to common shareholders	—	(8,681)	—	(16,832)
Tax effect of stock options exercised	—	—	—	1,064

Balance at end of period	$496,767	$465,318	$496,767	$465,318

PXRE	Consolidated Statements of Cash Flows
Group Ltd.	(Dollars in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2006	2005	2006	2005

Cash Flows from Operating Activities
Premiums collected, net of reinsurance	$17,302	$10,147	$182,035	$301,982
Losses and loss adjustment expenses paid, net of reinsurance	(123,585)	(67,112)	(620,947)	(229,295)
Commission and brokerage received (paid), net of fee income	412	(14,617)	(7,154)	(28,727)
Operating expenses paid	(11,213)	(6,971)	(45,967)	(31,666)
Net investment income received	14,191	13,825	57,180	37,788
Interest paid	(1,385)	(1,374)	(14,338)	(14,338)
Income taxes (paid) recovered	(31)	(144)	6,295	18,328
Trading portfolio purchased	(8,499)	—	(38,392)	(17,685)
Trading portfolio disposed	7,222	—	50,139	3,369
Deposit paid	(1,736)	(2,060)	(13,845)	(3,873)
Other	473	(11,464)	10,747	(8,608)

Net cash (used) provided by operating activities	(106,849)	(79,770)	(434,247)	27,275

Cash Flows from Investing Activities
Fixed maturities available for sale purchased	(23,068)	(360,140)	(90,510)	(733,076)
Fixed maturities available for sale disposed or matured	50,178	58,747	794,485	209,763
Hedge funds purchased	—	(9,500)	(4,000)	(129,388)
Hedge funds disposed	6,017	8,170	145,097	123,219
Other invested assets purchased	—	—	(35)	—
Other invested assets disposed	186	1,494	1,577	3,738
Net change in short-term investments	65,998	(86,850)	(410,121)	35,242

Net cash provided (used) by investing activities	99,311	(388,079)	436,493	(490,502)

Cash Flows from Financing Activities
Proceeds from issuance of common shares	138	474,222	628	483,169
Cash dividends paid to common shareholders	—	(8,681)	—	(16,832)
Cash dividends paid to preferred shareholders	(1,163)	(1,162)	(4,864)	(3,671)
Cost of shares repurchased	—	(36)	(263)	(603)

Net cash (used) provided by financing activities	(1,025)	464,343	(4,499)	462,063

Net change in cash	(8,563)	(3,506)	(2,253)	(1,164)
Cash, beginning of period	20,814	18,010	14,504	15,668

Cash, end of period	$12,251	$14,504	$12,251	$14,504

Reconciliation of net (loss) income to net cash (used) provided by operating activities:
Net (loss) income before convertible preferred share dividends	$(19,710)	$(446,465)	$28,502	$(697,558)
Adjustments to reconcile net (loss) income to net cash (used) provided by operating activities:
Losses and loss expenses	(124,525)	334,684	(716,885)	860,041
Unearned premiums	(4,709)	(25,989)	(31,020)	18,681
Deferred acquisition costs	1,316	2,249	5,479	(3,742)
Receivables	17,229	(35,115)	133,800	(106,015)
Reinsurance balances payable	18,504	(91,242)	4,405	19,307
Reinsurance recoverable	698	166,359	73,228	(42,661)
Income taxes	566	39,365	6,892	24,507
Equity in earnings of limited partnerships	(264)	(2,432)	(6,460)	(13,000)
Trading portfolio purchased	(8,499)	—	(38,392)	(17,685)
Trading portfolio disposed	7,222	—	50,139	3,369
Deposit liability	(1,736)	(2,060)	(13,845)	(3,873)
Receivable on commutation	—	(35,154)	35,154	(35,154)
Other	7,059	16,030	34,756	21,058

Net cash (used) provided by operating activities	$(106,849)	$(79,770)	$(434,247)	$27,275